As filed with the Securities and Exchange Commission
                      on February 27, 1996

                                   Registration No. 33-____________

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                        _________________

                            FORM S-8
                     REGISTRATION STATEMENT
                              UNDER
                   THE SECURITIES ACT OF 1933

                        _________________

                     HEALTH CARE REIT, INC.
     (Exact Name of Registrant as Specified in its Charter)

            Delaware                              34-1096634
(State of other jurisdiction of                (I.R.S. Employer
incorporation or organization)                 Identification No.)

                     One SeaGate, Suite 1950
                       Toledo, Ohio 43604
                     Telephone: 419-247-2800
  (Address and telephone number of principal executive offices)


       HEALTH CARE REIT, INC. 1995 STOCK INCENTIVE PLAN
                      (Full Title of Plan)


          Bruce G. Thompson             Copy to:
          Chairman of the Board         Mary Ellen Pisanelli, Esq.
          Health Care REIT, Inc.        Shumaker, Loop & Kendrick
          One SeaGate, Suite 1950       North Courthouse Square
          Toledo, Ohio 43604            Toledo, Ohio 43624
          (419) 247-2800                (419) 241-9000

               (Name, Address and Telephone Number
                      of Agent for Service)


                CALCULATION OF REGISTRATION FEE

                                   Proposed
                                   Maximum        Proposed
     Title                         Offering       Maximum
 of Securities       Amount to       Price        Aggregate        Amount of
To be Registered   Be Registered   Per Share*  Offering Price*  Registration Fee
----------------   --------------  ---------   --------------   ---------------
Shares of Common   212,000 Shares   $17.875     $ 3,789,500       $3,912.31
Stock, par value   315,000 Shares   $18.875       5,945,625
$1.00 per share     73,000 Shares   $22.0625      1,610,563
                   -------                      -----------
                   600,000 Shares               $11,345,688

* Inserted solely for the purpose of calculating the registration fee pursuant to Rule 457(h). The fee is calculated on the basis of the average of the exercise prices for the various stock options granted under the 1995 Stock Plan, and, with respect to options yet to be granted, the high and low prices for the Registrant's Common Stock reported on the New York Stock Exchange on February 23, 1996.

                               PART II

         INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference.

          The following documents previously filed by Health Care REIT, Inc. (the "Company") with the Securities and Exchange Commission (the "Commission") pursuant to requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are incorporated herein by reference:

          1.  Annual Report on Form 10-K for the year ended
December 31, 1994, and Amendment Nos. 1, 2, and 3 filed with the
Commission on April 26, 1995, June 28, 1995 and September 13, 1995, respectively.

          2. Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1995, and Amendment No. 1 filed with the Commission on September 13, 1995.

          3. Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1995, and Amendment No. 1 filed with the Commission on September 29, 1995.

          4. Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1995.

          5. Current Reports on Form 8-K filed with the Commission on February 13, 1995, March 24, 1995, May 12, 1995 and December 8, 1995.

           6. The description of the Company's Common Stock, par value $1.00 per share (the "Common Stock"), contained in the Registration Statement on Form 8-A of the Company filed pursuant to
Section 12 of the Exchange Act, including all amendments and reports updating such description.

          7. All documents filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14, and 15(d) of the Exchange Act subsequent to the date of this Registration Statement, but prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered by this Registration Statement have been sold or which deregisters all such securities then remaining unsold, shall be deemed to be incorporated herein by reference and to be a part of this Registration Statement from the date of filing of each such document.

          Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superceded to the extent that a statement contained herein, or in any subsequently filed document which also is or is deemed to be incorporated by reference herein, as the case may be, modifies or supercedes such document. Any such statement so modified or superceded shall not be deemed, except as so modified or superceded, to constitute a part of this Registration Statement.

Item 4.  Description of Securities.

          Not applicable. The class of securities to be offered under this Registration Statement is registered under Section 12 of the Exchange Act.

Item 5.  Interests of Named Experts and Counsel.

          The Company's legal counsel, Shumaker, Loop & Kendrick of Toledo, Ohio, is giving the Company an opinion upon the legality of the issuance of the shares of Common Stock being offered hereby.
As of December 7, 1995, certain attorneys in the firm of Shumaker, Loop & Kendrick beneficially owned a total of 12,156 shares of the Common Stock of the Company.

Item 6.  Indemnification of Directors and Officers.

          Section 7 of the Company's Restated Certificate of Incorporation, as amended (the "Restated Certificate") provides that a director of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of Delaware (the "GCL"), or (iv) for any transaction from which the director derived any improper personal benefit. Section 7 also provides that if the GCL is amended to further eliminate or limit the personal liability of directors, then the liability of a director of the Company shall be eliminated or limited to the extent permitted by GCL, as so amended. The Restated Certificate also states that any repeal or modification of the foregoing paragraph by the stockholders of the Company shall not adversely affect any right or protection of a director of the Company existing at the time of such repeal or modification.


          The Company's By-Laws (the "By-Laws") provide that the Company shall indemnify, to the extent permitted by the GCL, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee, trustee, partner or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorney's fees), judgements, fines, and amounts paid in settlement, actually and reasonably incurred by him in connection with such action, suit or proceeding.

          The Company has entered into indemnification agreements to assure its directors and officers that they will be indemnified to the extent permitted by the Restated Certificate, the By-Laws and Delaware law. The indemnification agreements cover any and all expenses, judgments, fines, penalties and amounts paid in settlement, provide for the prompt advancement of all expenses incurred in connection with any proceeding and obligate the director or officer to reimburse the Company for all amounts so advanced if it is subsequently determined, as provided in the indemnification agreements, that the director or officer is not entitled to indemnification.

Item 7.  Exemption from Registration Claimed.

          Not applicable.

Item 8.  Exhibits.

          The following are filed herewith as part of this Registration Statement:

Exhibit No.                         Exhibit

   4.1(1)        Health Care REIT, Inc. 1995 Stock Incentive Plan.

   5.1 Opinion of Shumaker, Loop & Kendrick, as to the legality of the securities being registered.

  23.1 Consent of Ernst & Young, LLP, independent public auditors.

  23.2 The consent of Shumaker, Loop & Kendrick to the use of their opinion as an exhibit to this Registration Statement is included in their opinion filed herewith as Exhibit 5.1.

  24.1           Powers of Attorney


__________________________
(1) Incorporated by reference to Appendix II to the Registrant's Proxy Statement for the Annual Meeting of Stockholders held on November 28, 1995.

Item 9.  Undertakings.

     (a)  The undersigned Company hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration
Statement:

          (i)  To include any prospectus required by Section
10(a)(3) of the Securities Act of 1933;

          (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereto) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

provided, however that paragraphs (a)(1)(i) and (a)(1)(ii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Company pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

          (2) That, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Company hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Company's Annual Report on Form 10-K pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) The undersigned Company hereby undertakes to deliver or cause to be delivered with the Prospectus to each employee to whom the Prospectus is sent or given, a copy of the Company's Annual Report to Stockholders for its last fiscal year, unless such employee otherwise has received a copy of such Annual Report, in which case the Company shall state in the Prospectus that it will promptly furnish, without charge, a copy of such Annual Report on written request of the employee. If the last fiscal year of the Company has ended within 120 days prior to the use of the Prospectus, the Annual Report of the Company for the preceding fiscal year may be so delivered, but within such 120-day period the Annual Report for the last fiscal year will be furnished to each such employee.

          The Company also undertakes to deliver or cause to be delivered to all employees participating in the Company's 1995 Stock Incentive Plan who do not otherwise receive such material, copies of all reports to stockholders, proxy statements and other communications distributed to its security holders generally, such material to be sent or delivered no later than the time it is sent to security holders.

     (h) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the provisions described in Item 6 above, or otherwise, the Company has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


                             SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Toledo, State of Ohio, on this 27th day of February, 1996.

                                     HEALTH CARE REIT, INC.

                               By: /S/  BRUCE G. THOMPSON
                                  _________________________________
                                  Bruce G. Thompson
                                  Chairman of the Board and
                                  Principal Executive Officer


          Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons (or by their designated attorney-in-fact) in the capacities and on the dates indicated.

      Signature                           Title                   Date

/S/  BRUCE G. THOMPSON        Director and Principal       February 27, 1996
-------------------------     Executive Officer
Bruce G. Thompson


/S/  ROBERT J. PRUGER          Principal Financial          February 27, 1996
-------------------------      Officer
Robert J. Pruger


/S/  KATHLEEN S. PREPHAN      Principal Accounting         February 27, 1996
-------------------------     Officer
Kathleen S. Prephan


/S/  PIER C. BORRA*           Director                     February 23, 1996
-------------------------
Pier C. Borra


/S/  GEORGE L. CHAPMAN*       Director and President       February 23, 1996
-------------------------
George L. Chapman


_________________________     Director                     February ___, 1996
George Chopivsky, Jr.


/S/  BRUCE DOUGLAS*           Director                     February 23, 1996
-------------------------
Bruce Douglas


/S/  RICHARD C. GLOWACKI*     Director                     February 23, 1996
-------------------------
Richard C. Glowacki


/S/  SHARON M. OSTER*         Director                     February 23, 1996
-------------------------
Sharon M. Oster

/S/ RICHARD A. UNVERFERTH*    Director                     February 23, 1996
-------------------------
Richard A. Unverferth


/S/  FREDERIC D. WOLFE*       Director                     February 23, 1996
-------------------------
Frederic D. Wolfe

----------------------
*  By their designated attorney-in-fact



                         EXHIBIT INDEX


          The following exhibits are filed herewith as part of this registration statement:


Exhibit No.                    Exhibit                        Page

   4.1(1)       Health Care REIT, Inc. 1995 Stock
                Incentive Plan.

   5.1          Opinion of Shumaker, Loop & Kendrick,
                as to the legality of the securities
                being registered.

  23.1 Consent of Ernst & Young, LLP, independent public auditors.

  23.2 The consent of Shumaker, Loop & Kendrick to the use of their opinion as an exhibit to this Registration Statement is included in their opinion filed herewith as Exhibit
                5.1.

  24.1          Powers of Attorney


__________________________
(1) Incorporated by reference to Appendix II to the Registrant's Proxy Statement for the Annual Meeting of Stockholders held on November 28, 1995.

                               EXHIBIT 5.1



                                 February 27, 1996
Bruce G. Thompson
Chairman of the Board
Health Care REIT, Inc.
One SeaGate, Suite 1950
Toledo, Ohio  43604


Re: Registration Statement on Form S-8 for the Health Care REIT, Inc. 1995 Stock Incentive Plan

Sir or Madam:

          We have acted as counsel to Health Care REIT, Inc. (the "Company") in connection with the preparation and filing of its Registration Statement on Form S-8 with the Securities and Exchange Commission pursuant to the requirements of the Securities Act of 1933, as amended, for the registration of an aggregate of 600,000 shares of the common stock of the Company, par value $1.00 per share (the "Shares"), issuable to eligible employees of the Company upon the exercise of stock options or as stock-based incentive awards granted under the Company's 1995 Stock Incentive Plan (the "Plan").

          In connection with the following opinion, we have examined and have relied upon such documents, records, certificates, statements and instruments as we have deemed necessary and appropriate to render the opinion herein set forth.

          Based upon the foregoing, it is our opinion that the Shares will be, when issued and sold pursuant to valid exercises of options granted under the Plan, or when otherwise issued as stock awards, legally and validly issued, fully paid and nonassessable.

          The undersigned hereby consents to the filing this opinion as Exhibit 5.1 to the Registration Statement.

                           Very truly yours,

                            EXHIBIT 23.1

                  CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Health Care REIT, Inc. 1995 Stock Incentive Plan of Health Care REIT, Inc. of our report dated February 8, 1995, with respect to the consolidated financial statements and the related financial statement schedule of Health Care REIT, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1994 as amended and filed with the Securities and Exchange Commission.

                                          ERNST & YOUNG LLP

Toledo, Ohio
February 27, 1996

                           EXHIBIT 24.1


                         POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act up to 600,000 shares of common stock, $1.00 par value per share, to be issued pursuant to the terms of the Company's 1995 Stock Incentive Plan (the "Shares"), hereby constitutes and appoints GEORGE L. CHAPMAN and BRUCE DOUGLAS his true and lawful attorneys-in-fact and agents, and each of them (with full power of substitution and resubstitution), with full power to act without the others, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form S-8 and any and all amendments, including post-effective amendments thereto, and to file such Form S-8 and each such amendment, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Shares on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-8, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 23rd day of February, 1996.

                              /S/  BRUCE G. THOMPSON
                              _____________________________________
                              Bruce G. Thompson
                              Director

                         POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, the Chairman of the Board and Principal Executive Officer of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act up to 600,000 shares of common stock, $1.00 par value per share, to be issued pursuant to the terms of the Company's 1995 Stock Incentive Plan (the "Shares"), hereby constitutes and appoints GEORGE L. CHAPMAN and BRUCE DOUGLAS his true and lawful attorneys-in-fact and agents, and each of them (with full power of substitution and resubstitution), with full power to act without the others, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as Chairman of the Board and Principal Executive Officer of the Company, to sign such Form S-8 and any and all amendments, including post-effective amendments thereto, and to file such Form S-8 and each such amendment, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Shares on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-8, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 23rd day of February, 1996.

                              /S/  BRUCE G. THOMPSON
                              _____________________________________
                              Bruce G. Thompson
                              Chairman of the Board of Directors
                              Principal Executive Officer

                         POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, the Principal Financial Officer of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on FormS-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act up to 600,000 shares of common stock, $1.00 par value per share, to be issued pursuant to the terms of the Company's 1995 Stock Incentive Plan (the "Shares"), hereby constitutes and appoints GEORGE L. CHAPMAN and BRUCE G. THOMPSON his true and lawful attorneys-in-fact and agents, and each of them (with full power of substitution and resubstitution), with full power to act without the others, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as Principal Financial Officer to sign such Form S-8 and any and all amendments, including post-effective amendments thereto, and to file such Form S-8 and each such amendment, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Shares on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-8, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 23rd day of February, 1996.

                              /S/  ROBERT J. PRUGER
                              _____________________________________
                              Robert J. Pruger
                              Principal Financial Officer

                         POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, the Principal Accounting Officer of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act up to 600,000 shares of common stock, $1.00 par value per share, to be issued pursuant to the terms of the Company's 1995 Stock Incentive Plan (the "Shares"), hereby constitutes and appoints GEORGE L. CHAPMAN and BRUCE G. THOMPSON her true and lawful attorneys-in-fact and agents, and each of them (with full power of substitution and resubstitution), with full power to act without the others, her true and lawful attorney-in-fact and agent, for her and in her name, place and stead, in the capacity as Principal Accounting Officer to sign such Form S-8 and any and all amendments, including post-effective amendments thereto, and to file such Form S-8 and each such amendment, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Shares on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-8, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 23rd day of February, 1996.

                              /S/  KATHLEEN S. PREPHAN
                              _____________________________________
                              Kathleen S. Prephan
                              Principal Accounting Officer

                         POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, the President, one of the Principal Executive Officers and a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act up to 600,000 shares of common stock, $1.00 par value per share, to be issued pursuant to the terms of the Company's 1995 Stock Incentive Plan (the "Shares"), hereby constitutes and appoints BRUCE G. THOMPSON and BRUCE DOUGLAS his true and lawful attorneys-in-fact and agents, and each of them (with full power of substitution and resubstitution), with full power to act without the others, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as the President, Principal Executive Officer and a director, to sign such Form S-8 and any and all amendments, including post-effective amendments thereto, and to file such Form S-8 and each such amendment, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Shares on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-8, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 23rd day of February, 1996.

                              /S/  GEORGE L. CHAPMAN
                              _____________________________________
                              George L. Chapman
                              President, Principal Executive
                              Officer and Director

                         POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act up to 600,000 shares of common stock, $1.00 par value per share, to be issued pursuant to the terms of the Company's 1995 Stock Incentive Plan (the "Shares"), hereby constitutes and appoints GEORGE L. CHAPMAN and BRUCE G. THOMPSON his true and lawful attorneys-in-fact and agents, and each of them (with full power of substitution and resubstitution), with full power to act without the others, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form S-8 and any and all amendments, including post-effective amendments thereto, and to file such Form S-8 and each such amendment, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Shares on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-8, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned hereunto sets his
hand this 23rd day of February, 1996.
                              /S/  BRUCE DOUGLAS
                              _____________________________________
                              Bruce Douglas
                              Director

                         POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act up to 600,000 shares of common stock, $1.00 par value per share, to be issued pursuant to the terms of the Company's 1995 Stock Incentive Plan (the "Shares"), hereby constitutes and appoints GEORGE L. CHAPMAN and BRUCE G. THOMPSON his true and lawful attorneys-in-fact and agents, and each of them (with full power of substitution and resubstitution), with full power to act without the others, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form S-8 and any and all amendments, including post-effective amendments thereto, and to file such Form S-8 and each such amendment, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Shares on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-8, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 23rd day of February, 1996.

                              /S/  PIER C. BORRA
                              _____________________________________
                              Pier C. Borra
                              Director

                         POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act up to 600,000 shares of common stock, $1.00 par value per share, to be issued pursuant to the terms of the Company's 1995 Stock Incentive Plan (the "Shares"), hereby constitutes and appoints GEORGE L. CHAPMAN and BRUCE G. THOMPSON his true and lawful attorneys-in-fact and agents, and each of them (with full power of substitution and resubstitution), with full power to act without the others, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form S-8 and any and all amendments, including post-effective amendments thereto, and to file such Form S-8 and each such amendment, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Shares on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-8, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 23rd day of February, 1996.

                              /S/  RICHARD C. GLOWACKI
                              _____________________________________
                              Richard C. Glowacki
                              Director

                         POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act up to 600,000 shares of common stock, $1.00 par value per share, to be issued pursuant to the terms of the Company's 1995 Stock Incentive Plan (the "Shares"), hereby constitutes and appoints GEORGE L. CHAPMAN and BRUCE G. THOMPSON his true and lawful attorneys-in-fact and agents, and each of them (with full power of substitution and resubstitution), with full power to act without the others, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form S-8 and any and all amendments, including post-effective amendments thereto, and to file such Form S-8 and each such amendment, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Shares on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-8, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 23rd day of February, 1996.

                              /S/  RICHARD A. UNVERFERTH
                              _____________________________________
                              Richard A. Unverferth
                              Director

                         POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act up to 160,000 shares of common stock, $1.00 par value per share, to be issued pursuant to the terms of the Company's 1995 Stock Incentive Plan (the "Shares"), hereby constitutes and appoints GEORGE L. CHAPMAN and BRUCE G. THOMPSON his true and lawful attorneys-in-fact and agents, and each of them (with full power of substitution and resubstitution), with full power to act without the others, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form S-8 and any and all amendments, including post-effective amendments thereto, and to file such Form S-8 and each such amendment, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Shares on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-8, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 23rd day of February, 1996.


                              /S/  FREDERIC D. WOLFE
                              _____________________________________
                              Frederic D. Wolfe
                              Director

                         POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act up to 600,000 shares of common stock, $1.00 par value per share, to be issued pursuant to the terms of the Company's 1995 Stock Incentive Plan (the "Shares"), hereby constitutes and appoints GEORGE L. CHAPMAN and BRUCE G. THOMPSON her true and lawful attorneys-in-fact and agents, and each of them (with full power of substitution and resubstitution), with full power to act without the others, her true and lawful attorney-in-fact and agent, for her and in her name, place and stead, in the capacity as director, to sign such Form S-8 and any and all amendments, including post-effective amendments thereto, and to file such Form S-8 and each such amendment, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Shares on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-8, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned hereunto sets his
hand this 23rd day of February, 1996.
                              /S/  SHARON M. OSTER
                              _____________________________________
                              Sharon M. Oster
                              Director